UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                   F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                                 August 22, 2000



                          Abraxas Petroleum Corporation
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State of other jurisdiction of incorporation)





0-19118                                              74-2584033
(Commission File Number)               (I.R.S. Employer Identification Number)




                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                    (Address of principal executive offices)

                         Registrant's telephone number,
                              including area code:
                                  210-490-4788

Item 4. Change in Registrant's Certifying Accountant.

         On August 17, 2000, the Board of Directors of Abraxas Petroleum Corporation (the "Company"), engaged the accounting firm of Deloitte & Touche LLP as the Company's certifying accountant for the year ended December 31, 2000. The decision to approve the dismissal of Ernst & Young LLP and engagement of Deloitte & Touche LLP was approved by the Audit Committee of the Board of Directors and the Board of Directors of the Company. Ernst & Young LLP was notified of their dismissal on August 18, 2000.

         The reports of Ernst & Young LLP on the Company's financial statements for the two fiscal years ended December 31, 1998 and 1999 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1998 and 1999, and in the subsequent interim periods through August 18, 2000, there were no disagreements with Ernst & Young LLP on any matters of accounting principles, financial statement disclosure or audit scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused the firm to make reference to the matter in their report.

         The Company has requested Ernst & Young LLP to furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of the letter is attached as Exhibit 16 to this report.


Item 7. Financial Statements and Exhibits

         (c) Exhibits

                 16.1 Letter from Ernst & Young LLP to Securities and Exchange Commission regarding agreement with the statements made by registrant under Item 4 of this Form 8-K.

                                   SIGNATURES


         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          ABRAXAS PETROLEUM CORPORATION



                             By:      ___________________________________
                                      Chris Williford
                                      Executive Vice President, Chief Financial
                                      Officer and Treasurer


Dated:    August 22, 2000

                                                                   Exhibit 16.1


August 22, 2000


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Gentlemen:

We have read item 4 of Form 8-K dated August 22, 2000, of Abraxas Petroleum Corporation and are in agreement with the statements contained in, (i) the last sentence of the first paragraph, and (ii) the second, third and fourth paragraphs. We have no basis to agree or disagree with the statements of the registrant contained in the first two sentences of the first paragraph.





                                                              Ernst & Young LLP